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                                                                    EXHIBIT 10.1


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(OFFICIAL FORM 1) (9/97)
FORM B1
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                                      UNITED STATES BANKRUPTCY COURT                                        VOLUNTARY PETITION
                                      SOUTHERN DISTRICT OF NEW YORK

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Name of Debtor (if individual, enter Last, First, Middle)              Name of Joint Debtor (Spouse) (Last, First, Middle):
NEW ORLEANS AIRPORT MOTEL ASSOCIATES, L.P.

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All Other Names used by the Debtor in the last 6 years                  All Other Names used by the Joint Debtor in the last 6
(include married, maiden, and trade names):                             years (include married, maiden, and trade names):
RADISSON AIRPORT HOTEL; NEW ORLEANS AIRPORT HOTEL & CONFERENCE CENTER


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Soc. Sec./Tax ID. No. (if more than one, state all)                    Soc. Sec./Tax I.D. No. (if more than one, state all)
59-1935178
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Street Address of Debtor (No. & Street, City, State & Zip Code):       Street Address of Joint Debtor (No. & Street, City, State
3445 PEACHTREE ROAD, NE, SUITE 700                                     & Zip Code):
ATLANTA, GEORGIA 30326

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County of Residence or of the                                          County of Residence or of the
Principal Place of Business:                                           Principal Place of Business:
FULTON, GEORGIA

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Mailing Address of Debtor (if different from street address):          Mailing Address of Debtor (if different from street
                                                                       address):


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Location of Principal Assets of Business Debtor (if different from street address above):

OWNS AND OPERATES THE NEW ORLEANS AIRPORT HOTEL & CONFERENCE CENTER, NEW ORLEANS, LA

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          INFORMATION REGARDING THE DEBTOR (CHECK APPLICABLE BOXES)

VENUE (Check any applicable box)

[ ] Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

[X] There is a bankruptcy case concerning debtor's affiliate, general partner or partnership pending in this District.


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             TYPE OF DEBTOR (Check all boxes that apply)                         CHAPTER OR SECTION OF BANKRUPTCY CODE UNDER WHICH
[ ] Individual(s)                [ ]  Railroad                                      THE PETITION IS FILED (Check one box)

[ ] Corporation                  [ ]  Stockbroker                      [ ] Chapter 7      [X] Chapter 11       [ ] Chapter 13

[X] Partnership                  [ ]  Commodity Broker                 [ ] Chapter 9      [ ] Chapter 12

[ ] Other____________________________                                  [ ] Sec. 304 - Case ancillary to foreign proceeding

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                   NATURE OF DEBTS (Check one box)                                     FILING FEE (Check one box)

[ ] Consumer/Non-Business        [X]  Business                         [X]  Full Filing Fee attached

---------------------------------------------------------------------  [ ] Filing fee to be paid in installments (Applicable to
       CHAPTER 11 SMALL BUSINESS (Check all boxes that apply)          individuals only). Must attach signed application for the
[ ] Debtor is a small business as defined in 11 U.S.C.ss.101           court's consideration
[ ] Debtor is and elects to be considered a small business under       certifying that the debtor is unable to pay the fee except
    11 U.S.C.ss. 1121(e)(Optional)                                     in installments. Rule 1006(b). See Official Form No. 3.
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STATISTICAL/ADMINISTRATIVE INFORMATION (Estimates only)*
[ ] Debtor estimates that funds will be available for distribution to unsecured creditors.
[ ] Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to creditors.
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Estimated Number of Creditors*        1-15       16-49      50-99      100-199    200-999
1000-over                             [ ]         [ ]        [ ]        [ ]        [X]

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Estimated Assets*
   $0 to  $50,001 to  $100,001 to $500,001 to $1,000,001 to $10,000,001 to $50,000,001 to  More than
  $50,000  $100,000    $500,000   $1 million  $10 million  $50 million  $100 million  $100 Million
    [ ]         [ ]        [ ]        [ ]        [ ]           [ ]          [ ]            [X]
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Estimated Debts*
   $0 to  $50,001 to  $100,001 to $500,001 to $1,000,001 to $10,000,001 to $50,000,001 to  More than
  $50,000  $100,000    $500,000   $1 million  $10 million  $50 million  $100 million  $100 Million
    [ ]         [ ]        [ ]        [ ]        [ ]           [ ]          [ ]            [X]
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* Consolidated with Affiliates.

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(OFFICIAL FORM 1) (9/97)
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VOLUNTARY PETITION                                                Name of Debtor(s):                                FORM B1, Page 2
(This page must be completed and filed in every case)
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                    PRIOR BANKRUPTCY CASE FILED WITHIN LAST 6 YEARS (IF MORE THAN ONE, ATTACH ADDITIONAL SHEET)
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Location                                                          Case Number:                           Date Filed:
Where Filed:
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    PENDING BANKRUPTCY CASE FILED BY ANY SPOUSE, PARTNER OR AFFILIATE OF THIS DEBTOR (IF MORE THAN ONE, ATTACH ADDITIONAL SHEET)
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Name of Debtor:                                                   Case Number:                           Date Filed:
SEE ATTACHED SCHEDULE 1
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District:                                                         Relationship:                          Judge:

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                                                          SIGNATURES
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          SIGNATURE(S) OF DEBTOR(S) (INDIVIDUAL/JOINT)                      SIGNATURE OF DEBTOR (CORPORATION/PARTNERSHIP)

I declare under penalty of perjury that the information           I declare under penalty of perjury that the information provided
provided in this petition is true and correct.                    in this petition is true and correct, and that I have been
[If petitioner is an individual whose debts are primarily         authorized to file this petition on behalf of the debtor.
consumer debts and has chosen to file under chapter 7] I am
aware that I may proceed under chapter 7, 11, 12 or 13 of title   The debtor requests relief in accordance with the chapter of
11, United States Code, understand the relief available under     title 11, United States Code, specified in this petition.
each such chapter, and choose to proceed under chapter 7.
I request relief in accordance with the chapter of title 11,      X/s/ Daniel Ellis
United States Code, specified in this petition.                     -----------------------------------------------------------
                                                                    Signature of Authorized Individual


X                                                                   Daniel Ellis
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Signature of Debtor                                                 Printed Name of Authorized Individual

X
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Signature of Joint Debtor                                           As Vice President of the General Partner of the Partnership
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                                                                    Title of Authorized Individual
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Telephone Number (If not represented by attorney)
                                                                    April 17, 2002
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Date                                                                Date

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                     SIGNATURE OF ATTORNEY                                   SIGNATURE OF NON-ATTORNEY PETITION PREPARER
X  /S/ Adam Rogoff                                                I certify that I am a bankruptcy petition preparer as defined in
---------------------------------------------------------         11 U.S.C.ss. 110, that I prepared this document for compensation,
  Signature of Attorney for Debtor(s)                             and that I have provided the debtor with a copy of this document.
  Adam Rogoff                             AR 0820
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  Printed Name of Attorney for Debtor(s)    Bar ID Number
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  Cadwalader, Wickersham & Taft                                     Printed Name of Bankruptcy Petition Preparer
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  Firm Name
  100 Maiden Lane
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  Address                                                           Social Security Number
  New York, New York  10038
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  (212) 504-6000                                                    Address
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  Telephone Number
                                                                    --------------------------------------------------------
  April 17, 2002                                                    Names and Social Security numbers of all other individuals who
  -------------------------------------------------------           prepared or assisted in preparing this document.
  Date

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                         EXHIBIT A                                  If more than one person prepared this document, attach sheets

   (To be completed if debtor is required to file additional        conforming to the appropriate official form for each person.
   periodic reports (e.g., forms 10K and 10Q) with the
   Securities and Exchange Commission pursuant to Section 13
   or 15(d) of the Securities Exchange Act X of 1934 and is         X ------------------------------------------------------
   requesting relief under chapter 11)                               Signature of Bankruptcy Petition Preparer

Exhibit A is attached and  made a part of this petition.

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                           EXHIBIT B                                Date

                (To be completed if debtor is an
                individual whose debts are
                primarily consumer debts)

I, the attorney for the petitioner named in the foregoing           A bankruptcy petition preparer's failure to comply with the
petition, declare that I have informed the petitioner that          the provisions of title 11 and the Federal Rules
[he or she] may proceed under chapter 7, 11, 12, or 13 of           Procedure may result in fines or imprisonment or both 11 U.S.C.
title 11, United States Code, and have explained the                ss.110; 18 U.S.C. ss.156.
relief available under each such chapter.

X /S/ Adam Rogoff                          April 17, 2002
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  Signature of Attorney for Debtor(s)       Date
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